                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: OCTOBER 28, 2004
                        (Date of Earliest Event Reported)

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                      000-29182              11-3292094
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              43-40 NORTHERN BOULEVARD, LONG ISLAND CITY, NY 11101
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.

On October 28, 2004, The Major Automotive Companies, Inc. (the "Company")
received a letter from The Nasdaq Stock Market ("Nasdaq") indicating that the
Company has not achieved compliance with the minimum bid price requirement for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(4) (the "Rule").
The Company was previously granted until October 26, 2004 to regain compliance with the Rule. Since the Company has not regained compliance and is not eligible for an additional 180 calendar day compliance period under Nasdaq SmallCap
Market initial inclusion criteria set forth in Nasdaq Marketplace Rule 4310(c)
for continued listing on The Nasdaq SmallCap Market, the Company's securities will be delisted from the Nasdaq SmallCap Market at the opening of business on
November 8, 2004.

The Company is evaluating all of its alternatives, including an appeal of the above determinations.

The Company issued a press release announcing the receipt of the Nasdaq letter on October 29, 2004, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

         EXHIBIT
         NUMBER     DESCRIPTION
         --------   -----------

         99.1       Press Release dated October 29, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE MAJOR AUTOMOTIVE COMPANIES, INC.

                                       By: /s/ BRUCE BENDELL
                                           -------------------------------------
                                           Bruce Bendell
                                           President, Chief Executive Officer
                                           and Acting Chief Financial Officer

Dated: October 29, 2004